UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 6, 2003



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Arkansas                       0-6253                71-0407808
(State or other jurisdiction of        (Commission           (I.R.S. employer
incorporation or organization)         file number)         identification No.)




 501 Main Street, Pine Bluff, Arkansas                            71601
(Address of principal executive offices)                       (Zip Code)



                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM 9            REGULATION FD DISCLOSURE

     The following information and exhibit is being furnished under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition):

     Representatives of the Registrant are scheduled to make an analyst presentation at the Gulf South Bank Conference in New Orleans, Louisiana on Tuesday March 6, 2003, beginning at 7:30 a.m. Central Standard Time. Visual presentation materials will be available on Simmons First's website at www.simmonsfirst.com.

The following is a summary of the analyst presentation presented by J. Thomas May, Chairman and Chief Executive Officer of Simmons First National Corporation, at the Gulf South Bank Conference held May 6, 2003, in New Orleans, Louisiana.


                       Simmons First National Corporation
                       ----------------------------------
                         2003 Gulf South Bank Conference


Slide #1 Forward-Looking Statement
----------------------------------

This presentation includes written and oral forward-looking statements that reflect Simmons First's current views with respect to future events and financial performance. Such forward looking statements are subject to certain uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These uncertainties and other factors include, but are not limited to, uncertainties relating to business and economic conditions, the financial services industry, and Simmons First. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Simmons First. Any such statement speaks only as of the date the statement was made. Simmons First undertakes no obligation to update or revise any forward-looking statements. Additional information with respect to factors that may cause results to differ materially from those contemplated by such forward-looking statements will be included in subsequent filings with the SEC.

Slide # 2 Company Profile
-------------------------

         Asset size                                   $2.0 billion
         # of community banks                               7
         # of communities served                           34
         # of financial centers                            62
         # of ATM's                                        61
         # of associates                                 1,058


Slide #3 Company History
------------------------

Graph reflecting the assets for the years shown ($ in millions)

         1903     1910     1920     1930    1940     1950     1960     1970     1980    1990     2002
         ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----
          0.1      1.1      3.7      7.7    16.6     40.1      47      98.4    266.9   647.8     2000

Slide #4 Simmons First 1990 - 2003
----------------------------------

Acquired 8 Banks and 17 Financial Centers


Slide #5 Affiliate Banks
------------------------

Ranked by Asset Size ($ in millions)
                                                12/31/02       3/31/03
                                                --------       -------
         Simmons First National Bank             $1,024          $990
         SFB - Russellville                         207           211
         SFB - Jonesboro                            200           197
         SFB - NWA                                  198           206
         SFB - El Dorado                            170           178
         SFB - Searcy                               112           117
         SFB - South Arkansas                       112           110


Slide #6 Standardization
------------------------

         Name and signage
         Products and service
         Operational support
         -   Data Processing
         -   Accounting
         -   Human Resources
         -   Audit
         -   Loan Review


Slide # 7 Loans
---------------

A pie chart reflecting percentages

         Credit Cards      14%
         Student Loans      7%
         Other Consumer    12%
         Construction       7%
         1-4 Family        19%
         Comm RE           22%
         Commercial        12%
         Agricultural       5%
         Other              2%


Slide # 8 Asset Quality
-----------------------                         2001            2002
                                                ----            ----
         Non-Perform Loans/Total Loans          1.19%            .97%
         Non-Perform Assets/Total Assets         .83%            .78%
         Allowance/Non-Perform Loans             137%            179%
         Allowance/Total Loans                  1.63%           1.75%
         Net Charge-Offs/Average Loans           .82%            .72%

Slide #9 Net Income
-------------------

Graph reflecting net income for the years shown ($ in millions)

         1998     1999     2000     2001    2002
         ----     ----     ----     ----    ----
        $14.8    $18.6    $18.9    $16.5   $22.1

        As originally reported (excluding merger related expenses)


Slide #10 Diluted Earnings Per Share
------------------------------------

Graph reflecting net income per share for the shown adjusted for the 2 for 1 split just completed

         1998    1999    2000   2001   2002
         ----    ----    ----  -----  ----
         $1.17  $1.26   $1.29  $1.16  $1.54

         As originally reported (excluding merger related expenses)

Slide #11 History of Arkansas Usury
-----------------------------------

           Prior to Gramm-Leach-Bliley Act
           -  5 points above the discount rate
           -  Down -- immediate
           -  Up -- 60-90 day notification process with customer activation

           Gramm-Leach-Bliley Act
           -  Passed November 1999
           -  Upheld by 8th Circuit October 2001
           -  Imported interest rates


Slide #12 Net Interest Margin
-----------------------------

Graph reflecting the net interest margin percentages as originally reported

         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         4.17%           4.41%          4.24%           3.92%           4.37%

         2002 SNL Peer ($1B to $5B in assets) - 4.20%


Slide #13 Non-Interest Income - 2002
------------------------------------

Graph reflecting the non-interest income percentages for 2002

         Non-interest inc to revenue*                32%
         Service charges                             10%
         Credit card fees                             9%
         Trust                                        5%
         Mortgage fees                                3%
         Other (including Dealer Bank)                5%

         *SNL ($1B to $5B in assets)                 23%

Slide #14 Net Operating Exp/Avg Assets
--------------------------------------

Graph reflecting net operating expenses to average assets percentages

         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         1.94%           1.90%          1.79%           1.76%           1.72%

         2002 SNL Peer ($1B to $5B in assets) - 1.72%
         As originally reported (excluding merger related expenses and 1998 gain on sale of mortgage servicing)


Slide #15 Efficiency Ratio
--------------------------

Graph reflecting efficiency ratio percentages

         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
          68%             63%            62%             65%             60%

         2002 SNL Peer ($1B to $5B in assets) - 58%
         As originally reported (excluding merger related expenses and 1998 gain on sale of mortgage servicing)


Slide #16 Return on Assets
--------------------------

Graph reflecting return on assets percentages

         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         1.03%           1.11%          1.05%           0.84%           1.12%

         2002 SNL Peer ($1B to $5B in assets) - 1.24%
         As originally reported (excluding merger related expenses)


Slide #17 Capital
-----------------

Graph reflecting the following

         Equity to Assets
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         8.9%            9.4%           9.1%            9.0%            10.0%

         2002 SNL Peer ($1B to $5B in assets)  8.4%

         Tangible Equity to Assets
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         7.3%            7.9%           7.3%            7.6%            8.4%

         2002 SNL Peer ($1B to $5B in assets) - 7.6%

Slide #18 Return on Equity
--------------------------

Graph reflecting the following

         Return on Equity
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         11.6%           11.8%          11.3%           9.2%            11.6%

         Return on Tangible Equity
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         12.9%           13.3%          13.9%           11.4%           13.9%

         2002 SNL Peer ($1B to $5B in assets) - 14.7%
         As originally reported (excluding merger related expenses)


Slide #19 Seasonality
---------------------

              Due to:
              -  Agricultural (Mar/Apr to Sep/Oct)
              -  Credit Cards (Oct - Dec)

              Q1 historically lowest quarter
              -  Averages 23% of annual earnings


Slide #20 1st Quarter Results
-----------------------------

($ in millions, except per share data)      2002              2003
                                            ----              ----
Net Income                                $4,941            $5,332
Net Income Growth                                              7.9%
EPS - as reported                           $.69              $.74
EPS - after split                           $.35              $.37


Slide #21 Our Corporate Vision
------------------------------

Our vision is to be the State's premier community bank


Slide # 22 Vision for Success
-----------------------------

Differentiation

"Small enough yet large enough"



Slide #23 Vision for Success - Small enough
-------------------------------------------

           Community banking
           Quality Customer Service

Slide #24 Vision for Success -- Large Enough
--------------------------------------------

           State-wide access
           Lending capacity
           Cash management products
           Technology
           Niche products


Slide #25 Credit Card Profile
-----------------------------

           54th Largest Credit Card Portfolio in U.S.
           82nd Largest Merchant Processor in U.S.


Slide #26 Credit Card Profile
-----------------------------

         Average portfolio balance          $171 million
         # of active accounts               103,000 accounts
         Average cardholder balance         $1,855
         Merchant volume                    $120 million

Slide #27 Credit Card Past Dues
-------------------------------

Graph that reflects past due percentages

Simmons First
1990     1991     1992     1993     1994    1995     1996     1997     1998     1999    2000     2001      2002
----     ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----      ----
0.87     0.60     0.41     0.34     0.43    0.52     0.69     0.88     1.07     1.17    1.23     1.11      1.07

VISA
1990     1991     1992     1993     1994    1995     1996     1997     1998     1999    2000     2001     2002
----     ----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----     ----
5.03     5.22      4.40     3.50     3.20   3.87     4.83     4.77     4.78     4.66    5.15     6.60     5.50


Slide #28 Credit Card Net Charge-Offs
-------------------------------------

Graph that reflects net charge-offs percentages

Simmons First
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         2.04%           1.88%          1.60%           2.10%           2.25%

VISA
         1998            1999           2000            2001            2002
         ----            ----           ----            ----            ----
         6.50%           6.10%          6.06%           5.70%           6.60%

Slide #29 Credit Card Concentrations
------------------------------------

                                         % of Total O/S           %Past Due
Arkansas                                     48%                      1.05%
North Eastern States*                         7%                       .51%
Texas                                         7%                      1.28%
California                                    4%                      1.46%
Illinois                                      3%                       .63%
Florida                                       3%                      1.49%
All Other States                             28%                      1.15%
Total                                       100%                      1.07%

                  * NY, NJ, RI, VT, CT, DE, ME, MA, NH, NJ, MD

Slide #30 Credit Card Yield
---------------------------

                            2000             2001              2002
                            ----             ----              ----
Interest income            12.02            10.49             11.33
Fees                        5.08             4.85              4.85
Other income                 .40              .42               .43
Credit losses              -1.60            -2.10             -2.25
Gross yield                15.54            14.37             15.08

Slide #31 Student Loan Profile
------------------------------

           Largest Underwriter of Student Loans in Arkansas
           73rd Largest Originator of Student Loans in U.S

Slide #32 Student Loan Profile
------------------------------

           30,000 active student loans
           Originate $46 million in government guaranteed student loans annually
                                    ---------------------
           Service $84 million in student loans
           Sell loans to secondary market


Slide #33 Student Loan Yield
----------------------------
                                            2002
                                            ----
Yield on average balance*                   4.58
Gain on sale of loans*                      1.63
Gross yield*                                6.21

         Minimal credit losses

         *Percent of average outstanding balance

Slide #34 Simmons First Trust Company
-------------------------------------

      6 offices
      Total assets -- $2.6 billion
      Managed assets -- $720 million


Slide #35 Positioned for Growth - Arkansas Northwest Region
-----------------------------------------------------------

       Total market $6.8 billion
       SFNC - 2.6% of market
       Market growth - 4.9%
       Home of Wal-Mart, Tyson Foods, J.B. Hunt Trucking, University of Arkansas

Slide #36 Positioned for Growth - Arkansas Northeast Region
-----------------------------------------------------------

      Total market $6.0 billion
      SFNC - 2.8% of market
      Market growth - 4.4%
      Home of Arkansas State University

Slide #37 Positioned for Growth - Arkansas Western Region
---------------------------------------------------------

      Total market $4.8 billion
      SFNC - 6.8% of market
      Market growth - 3.5%
      Ft. Smith - 2nd largest city in Arkansas

Slide #38 Positioned for Growth - Arkansas Central Region
---------------------------------------------------------

      Total market $10.5 billion
      SFNC - 2.0% of market
      Market growth - 4.8%
      Little Rock - State Capitol, largest city in Arkansas
      Home of Dillard's and Alltel

Slide #39 Positioned for Growth - Arkansas Southwest Region
-----------------------------------------------------------

      Total market $4.6 billion
      SFNC - 3.2% of market
      Market growth - 2.4%
      Home of Murphy Oil

Slide #40 Positioned for Growth - Arkansas Southeast Region
-----------------------------------------------------------

      Total market $4.1 billion
      SFNC - 15.2% of market
      Market growth - 3.8%

Slide #41 Positioned for Growth - Arkansas Total
------------------------------------------------

      Total market -- $36.9 billion
      SFNC - 4.5% of market (5th in State)
      Market growth - 4.2%
      Goal - 10% of market

Slide # 42 Franchise Value
--------------------------

      Stable and consistent earnings performance
      Good asset quality
      Positioned for growth
      Largest state-wide publicly traded financial institution headquartered in Arkansas
      94 years of consecutive dividends

Slide #43 Current Multiples
---------------------------

         Stock Price                         $18.63
         Price Earnings Ratio - LTM           11.9X
         Price to Book                         1.33
         Price to Tangible Book                1.63

         Stock price adjusted for 5/1/03 2 for 1 stock split

Slide #44 Strategic Initiatives for 2003
----------------------------------------

    Leveraging balance sheet
    Stock repurchase
    Income initiatives
    Debt refinancing
    Mergers and acquisitions


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SIMMONS FIRST NATIONAL CORPORATION



Date: May 6, 2003                   /s/ Barry L. Crow
     -------------                  -----------------------------------------
                                    Barry L. Crow, Executive Vice President
                                      and Chief Financial Officer